DUFFY HARTWELL LIMITED PARTNERSHIP

                                COMMERCIAL LEASE

1.   PARTIES:

DUFFY HARTWELL LIMITED PARTNERSHIP, a Massachusetts limited partnership located at 411 Waverley Oaks Rd. Waltham MA., LESSOR, which expression shall include its, successors, and assigns where the context so admits, does hereby lease to SPECTRUM MEDICAL TECHNOLOGIES, INC. a Delaware corporation located at 4-B Strathmore Rd. Natick MA. LESSEE, which expression shall include its heirs, successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described Premises:

2.   PREMISES:

Twenty-five Thousand (25,000) sq. ft., more or less, (the "Leased Premises") in the LESSOR'S Building located at 45 Hartwell Ave. Lexington MA, including exclusive use of the loading platform all as shown on Exhibit A, "Floor Plan", attached hereto, together with the right to use in common, with others entitled thereto, any hallways, and stairways necessary for access to said Leased Premises.

Appurtenant to the Premises the LESSEE shall have the right, in common with others entitled thereto, to access ways, walkways and any other common facilities necessary for access to or beneficial use of the Leased Premises.

LESSEE shall have right to use Eighty-eight unassigned parking spaces in the parking areas adjacent to the Buildings on the site. LESSEE shall have rights in common with other lessees to use of the common entrance serving the Leased Premises.

3.   TERM:

The term of this lease shall be for Five (5) years commencing on the Commencement Date (defined below) and ending on May 31, 2000.

The Commencement Date shall be the later of completion of the Lessor's work, Exhibit B, or June 1, 1995. The Lessor's work shall be deemed complete upon issuance of a certificate of occupancy for the Premises by the Town of Lexington MA.

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4.   RENT:

         The LESSEE shall pay to LESSOR rent at the rates per year, shown below, which rent shall be payable in advance in the monthly installments shown below on the first day of each month.

         YEARS            ANNUAL RENT        MO. RENT          $/SF RATE

         1 - 5             $412,500         $34,375.00           $16.50


5.   SECURITY DEPOSIT:

Upon the execution of this lease, the LESSEE shall pay to the LESSOR the amount of $34,375, which shall be held as a security for the LESSEE'S performance as herein provided and promptly refunded to the LESSEE at the end of this lease subject to the LESSEE'S satisfactory compliance with the conditions hereof.

6.   RENT ADJUSTMENT:

     A. TAX ADJUSTMENT

If in any tax year commencing with the fiscal year 1997 (the fiscal year ending June 30, 1997), the real estate taxes on the land and buildings, of which the Leased Premises are a part, are in excess of the amount of the real estate taxes thereon for the fiscal year 1996 (hereinafter called the "Base Year"), LESSEE will pay to LESSOR as additional rent hereunder, when and as designated by notice in writing by LESSOR, Fifty (50%) percent of such excess that may occur in each year of the term of this lease or any extension or renewal thereof and proportionately for any part of a fiscal year. LESSOR'S demand shall be accompanied by a copy of the applicable tax bill or bills and a statement showing the manner of calculation of LESSEE'S proportionate share of such taxes. If the LESSOR obtains an abatement of any such excess real estate tax, a proportionate share of such abatement, less the reasonable fees and costs incurred in obtaining the same, if any, shall be refunded to the LESSEE. LESSEE may itself, or with any co-tenant, seek review of the assessed valuation of the property of witch the Leased Premises are a part, or otherwise seek abatement of real estate taxes in any year in which the LESSOR declines to seek such review or reduction, provided it shall do so at its own cost or expense.

For purposes of this adjustment the fiscal year 1996 tax rate shall be $1.08 per square foot, or $54,472.08 for the land and building of which the lease premises are a part.

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     B. OPERATING COSTS:

The LESSEE shall pay to the LESSOR as additional rent hereunder when and as designated by notice in writing by LESSOR, Fifty (50%) per cent of any operating costs incurred during the calendar year which are in excess of $4.00 per square foot. LESSOR'S demand shall be accompanied by a statement of the applicable operating costs and a statement showing the manner of calculation of LESSEE'S proportionate share of such costs. In the event LESSEE wishes verification of the costs and its share, LESSOR will authorize its' independent C.P.A. to provide certification of the statement and charges to the LESSEE, and LESSEE shall bear the expense of the C.P.A. certification. The operating costs increase shall be prorated should this lease be in effect with respect to only a portion of any calendar year, or which pertain to less than a fully occupied building. Operating costs are defined for the purpose of this agreement as:

         Water and Sewer Charges for the Premises
         Heating, Ventilation and Air Conditioning
         Maintenance Expenses of Lessor
         Cleaning Expenses
         Management Expenses (allocated at Five (5%) percent of rent)
         Insurance

Exceptions to Operating Expenses are defined in Exhibit E.

     C. BUILDING ACCESS AND OPERATING EXPENSES

The LESSEE shall have unlimited access to the Building. However, Operating Expenses are calculated based upon daily operating hours of 7:00 AM to 6:00 PM five days a week. In the event LESSEE usage outside those hours may be subject to additional operating expenses.

7.   UTILITIES:

The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the Leased Premises and which are separately metered. The LESSOR agrees to provide utility services to the leased premises, all subject to interruption due to any accident, to the making of repairs, alterations, or improvements, to labor difficulties, to trouble in obtaining fuel, electricity, service, or supplies from the sources from which they are usually obtained for said building, or to any cause beyond the LESSOR'S control.

LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the Commencement Date of this lease which include the HVAC now serving the Leased Premises. In the event LESSEE requires additional utilities or equipment, the installation and maintenance thereof shall be the LESSEE'S sole obligation,

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provided that such  installation  shall be the subject to the written consent of the LESSOR. Costs for the installation of separate metering for utilities shall be borne by the LESSOR.

8.   USE OF LEASED PREMISES:

The LESSEE shall use the Leased Premises only for the purpose of office, light manufacturing and R&D purposes.

9.   COMPLIANCE WITH LAW:

The LESSEE acknowledges that no trade or occupation shall be conducted in the Leased Premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the Town of Lexington in which the premises are situated.

10.  FIRE INSURANCE:

The LESSEE shall not permit any use of the Leased Premises which will make voidable any insurance on the property of which the Leased Premises are a part, or on the contents of said property or which shall be contrary to any law or regulation from time to time established by the New England Fire Insurance Rating Association, or any similar body succeeding to its powers. The LESSEE shall on demand reimburse the LESSOR, and all other tenants all extra insurance premiums caused by the LESSEE'S use of the premises.

11.  MAINTENANCE:

     A. LESSEE'S OBLIGATIONS

The LESSEE agrees to maintain the Leased Premises in as good condition as at the beginning of the term, fair wear and tear and damage by fire and other casualty only excepted, and whenever necessary, to replace plate glass and other glass therein, and upon occupancy the LESSEE acknowledges that the Leased Premises are then in good order and the glass whole. The LESSEE shall not permit the Leased Premises to be overloaded, damaged, stripped, or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the exterior of the Leased Premises, which consent shall not be unreasonably withheld or delayed.

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     B. LESSOR'S OBLIGATIONS

The LESSOR agrees to maintain the structure of the building of which the Leased Premises are a part, the HVAC, mechanical, electrical and plumbing facilities, fire protection, parking lot, exterior lighting, exterior window frames and the common areas of the building in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible. LESSOR shall maintain access ways and common areas of the land in neat and orderly condition including clearance of snow and ice in the walk ways and parking lot. LESSOR shall keep the building and common areas under its control in compliance with all current and future zoning laws and other applicable municipal laws, regulations and ordinances.

12.  ALTERATIONS/ADDITIONS:

The LESSEE shall not make structural alterations or additions to the Leased Premises, but may make non-structural alterations provided the LESSOR consents thereto in writing, which consent shall not be unreasonably withheld or delayed. All such allowed alterations shall be at LESSEE'S expense and shall be in quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens, to remain upon the Leased Premises for labor and material furnished to LESSEE or claimed to have been furnished to LESSEE in connection with work of any character performed or claimed to have been performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. Any alterations or improvements made by the LESSEE shall become the property of the LESSOR at the termination of occupancy as provided herein. Notwithstanding the foregoing sentence, LESSEE may, at its sole option, submit its plans for any alteration or improvement to LESSOR in writing before installation with a request for removal at LESSEE'S expense upon termination of this lease, and LESSOR'S approval of such request, which may require restoration of damages caused by the removal, shall not be unreasonably withheld or delayed.

13.  ASSIGNMENT SUBLEASING:

The LESSEE shall not assign or sublet the whole or any part of the Leased Premises without LESSOR'S prior written consent which shall not be unreasonably withheld or delayed. Notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

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14.  SUBORDINATION:

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or any time hereafter, which may constitute a lien or liens on the property of which the Leased Premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written instruments as shall be necessary to show the subordination of this lease to said mortgages, deeds, of trust or other such instruments in the nature of a mortgage, provided, however, that the LESSEE may thereupon request and receive the mortgagee's reciprocal non-disturbance agreement.

15.  LESSOR'S ACCESS:

The LESSOR or agents of the LESSOR may, at reasonable times and upon appropriate notice, (normally one day's prior notice) enter to view the Leased Premises and may remove placards and signs not approved and affixed to the exterior of the Leased Premises as herein provided, and make repairs and alterations as LESSOR should elect to do. The LESSOR may show the Leased Premises to others, and at any time within six (6) months before the expiration of the term, may affix to any suitable part of the lease premises a notice for letting or selling the Leased Premises or property of which the Leased Premises are a part and keep the same so affixed without hindrance or molestation. LESSOR shall use best effort to minimize inconvenience and interference with LESSEE and LESSEE'S business operations.

16.  INDEMNIFICATION & LIABILITY:

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalks bordering upon the premises so leased, or by any nuisance made or suffered on the Leased Premises, unless such loss is caused by the neglect of the LESSOR. The removal of snow and ice from the sidewalks bordering upon the Leased Premises shall be LESSOR'S responsibility. LESSOR shall save the LESSEE harmless from loss or damage occasioned by acts or omissions of the LESSOR, its employees or agents.

17.  LESSEE'S LIABILITY INSURANCE:

The LESSEE shall maintain with respect to the Leased Premises and the property of which the Leased Premises are a part comprehensive public liability insurance in the amount of $1 million Combined Single Limit with property damage insurance in the same limit in responsible companies qualified to do to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within (30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein.

18.  FIRE, CASUALTY AND EMINENT DOMAIN:

Should a substantial portion of the Leased Premises, or the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the Leased

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Premises   substantially   unsuitable   for  their  intended  use,  a  just  and
proportionate abatement of rent shall be made, and the LESSEE, may elect to terminate this lease if:

     (a) the LESSOR fails to give written notice within thirty (30) days of intention to restore Leased Premises, or

     (b) the LESSOR fails to restore the Leased Premises to a condition substantially suitable for their intended use within ninety (90) days of said fire, casualty or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the Leased Premises for any taking by eminent domain, except for damage to the LESSEE'S fixtures, property, or equipment.

19.  DEFAULT & BANKRUPTCY:

In the event that:

     (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten (10) days after written notice thereof; or

     (b) The LESSEE shall default in the observance of performance of any other of the LESSEE'S covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof (except if such default is not cured due to governmental restrictions or other causes beyond the control of LESSEE, then such thirty
     (30) day period shall be extended for a reasonable additional period); or

     (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE'S property for the benefit of creditors, then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the Leased Premises, to declare the term of this lease ended, and remove the LESSEE'S effects, without prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSOR shall use reasonable efforts to relet the Premises. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE'S part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorneys's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at the rate of 12% percent per annum and costs, shall be

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     paid to the LESSOR by the LESSEE as additional rent.

20.  NOTICE:

Any notice from the LESSOR to the LESSEE relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if left at the Leased Premises addressed to the LESSEE, or if mailed to the Leased Premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the Leased Premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addresses to the LESSOR at such address as the LESSOR may from time to time advise in writing. Until such advice all rent shall be paid and all notices sent to the LESSOR at 411 Waverley Oaks Road, Waltham MA 02154.

21.  SURRENDER:

The LESSEE shall at the expiration or other termination of this lease remove all LESSEE'S goods and effects from the Leased Premises, (including, without hereby limiting the generality of the foregoing all signs and lettering affixed or painted by the LESSEE, either inside or outside the Leased Premises). LESSEE shall deliver to the LESSOR the Leased Premises and all keys, locks thereto, and other fixtures connected therewith and all alterations and additions made to or upon the Leased Premises, in good condition, fair wear and tear and damage by fire or other casualty only excepted. In the event of the LESSEE'S failure to remove any of LESSEE'S property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk of LESSEE, to remove and store any of the property at LESSEE'S expense, or to retain same under LESSOR'S control or to sell at public or private sale, without notice, any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum hereunder, or to destroy such property.

22.  BROKERAGE:

The Brokers named herein: Cushman & Wakefield and Leggat McCall Grubb and Ellis warrant that they are duly licensed as such by the Commonwealth of Massachusetts, and join in this agreement and become parties hereto, insofar as any provisions of this agreement expressly apply to them, and to any amendments or modifications of such provisions to which they agree in writing.

LESSOR agrees to pay the above named Brokers upon the term commencement date a fee for

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

professional services as agreed between LESSOR and Brokers under a separate agreement.

Each party represents and warrants that it has not retained or dealt with any other broker or brokers in connection with this Lease, and each party agrees to indemnify, defend and save harmless the other party from any claims for fees or commissions arising out of its dealings with a broker with respect to this Lease.

23.  LATE FEES:

LESSEE agrees that because actual damages for a late payment or a dishonored check are difficult to fix or ascertain, but recognizing that damage and injury result therefore, LESSEE agrees that if payments of rent and other obligations are not received in hand by LESSOR five (5) days after the due date, LESSEE agrees to pay liquidated damages of $100.00 plus 18% per annum on the delinquent amount from the due date. The postmark on the payment received plus two (2) days, shall be conclusive evidence of whether the payment is delinquent. However, LESSOR is not responsible for late deliveries by U.S. Mail. Provided, however, that on a first occasion of such late payment, LESSOR shall give five days written notice to LESSEE prior to application of the liquidated damages charge for late payment. LESSEE agrees to pay a liquidated damage of $25.00 for each dishonored check. In the event that two or more of the LESSEE'S checks are dishonored in a 12 month period, the LESSOR, in addition to other Rights, shall have the right to demand payment by Certified Check or Money Order.

24.  OTHER PROVISIONS:

It is also understood and agreed that:

     (a) The attached Addendum and Exhibits A., B., C., D., and E. are part of this Agreement.

     (b) LESSEE shall have a Five Year option to renew at market rates prevailing at the time of exercise of such option(s). Such an option shall be exercised by written notice to LESSOR six months prior to the expiration of the then current term. See Addendum Part D for procedure.

     (c) LESSOR shall perform the work outlined in Exhibit B, "Build Out Specifications", at LESSOR'S expense, prior to the Commencement Date.

     (d) LESSEE shall have a Right of First Refusal on additional space in the building, in accordance with provisions of Exhibit D.

IN WITNESS WHEREOF, the said parties hereunto set their hand and seal as of this day of March, 1996.

SPECTRUM MEDICAL TECHNOLOGIES, INC.         DUFFY HARTWELL LIMITED PARTNERSHIP
LESSEE                                      LESSOR

_________________________                   _____________________________
                                            NORMAN J. DUFFY,
                                            General Partner



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





                       DUFFY HARTWELL LIMITED PARTNERSHIP

                            COMMERCIAL LEASE ADDENDUM

A. LESSEE OBLIGATIONS

1. Lessee shall not change the color or appearance of the outside of the Leased Premises except upon the prior written consent of the Lessor.

2. Lessee shall not post signs on or about the Premises except that Lessee shall be entitled to sign space where provided by Lessor in common with other lessees in the Building.

3. The parking areas shall not be used for storage of unused, damaged or unregistered vehicles, nor shall the Lessee store merchandise or other materials in the parking areas.

4. Lessee shall not otherwise store vehicles, containers, or refuse outside the Leased Premises, except for routine parking of vehicles and delivery or pickup of products or materials.

5. Lessee shall be responsible to dispose of Lessee trash and refuse which emanates from its manufacturing or R&D operations.

6. The Lessee may maintain insurance required by this Lease under a blanket policy of insurance which insures the Lessee and any affiliates of the Lessee.

7. No animals, reptiles or pets of any kind shall be kept in or about the building.

B. LESSOR OBLIGATIONS

1. Lessor shall, at its own cost and expense, maintain in good condition and repair all structural components of the building containing the Leased Premises, including the foundation, floor, walls and roof, common areas of the Building, landscaping, parking areas and access ways.

2. Lessor shall remove snow and ice from the access roadway, the parking areas, and the walkways which serve the building, and Lessor will remove snow or ice from the roof of the building if, as and when the conditions cause roof leakage or threaten ice falls over access ways.

3. Lessor shall maintain with insurance companies, licensed in Massachusetts, all risk fire insurance policies with extended coverage insuring the property containing the Leased Premises against loss or damage caused by fire or casualty in an amount equal to the full replacement cost of the Building.

4. Lessor shall clean the Leased Premises and common areas in conformance with Exhibit C. attached hereto.

C. SUBLEASING PROVISION

In the event Lessee requests consent of Lessor for sublease or assignment of all or a material portion of the Lease Premises, Lessor may refuse consent for the purpose of re-lease of the Leased Premises or the portion thereof to the assignee, the sub-lessee or to a third party. Upon the mutual agreement of the parties, hereto, this lease shall then terminate at a mutually agreed date as to the Leased Premises or the portion thereof, as if the Lease had expired on its termination date.

The Lessor shall be deemed to approve any assignment or sub-lease to a parent, subsidiary or affiliate of the Lessee upon written assurance by Lessee that the subsequent use will be in conformance with and subject to section 8, above, "USE OF LEASED PREMISES".

D. MARKET RATE RENT FOR RENEWAL OPTIONS

Upon receipt of written notice from the Lessee of intent to renew, Lessor shall respond within thirty days with a quote for market rate rent. The Lessee shall respond within thirty (30) days agreeing to the quotation, rejecting the renewal or requesting third party determination of market rate. In the later event each party shall then appoint a realty broker who is familiar with similar commercial property in the Lexington area, they shall confer, and each shall recommend a market rate by writing to the parties. In the event their recommendations are joint or equal, this shall be market rate. If the recommendations differ by 5% or less, their average shall be deemed market rate. In the event their rates differ by a greater amount they shall jointly nominate a third such broker who shall make an independent recommendation of market rate. The two closest of the three recommendations shall then be averaged to establish the market rate. Each party hereto shall pay the expense of it nominee broker, and each shall share equally the expense of a third, if required. However, in no event shall market rate be less than the rate then payable by the Lessee.

                                   EXHIBIT A

                                  [FLOOR PLAN]

                                   EXHIBIT B.

                             BUILDOUT SPECIFICATIONS

The Lessor shall deliver the layout and location of offices, rooms, corridors, lighting, bathrooms, plumbing, electrical services, floors, dock area and climate controls as presently located, in good operating condition. The Lessor shall repaint wall surfaces, replace carpet and damaged tile flooring up to an allowance of $15.00 per square yard, replace damaged or stained ceiling tile, and shall install new light bulbs where applicable, all to building standard, at Lessor's sole cost.

The Lessor shall provide the building and facilities in compliance with ADA requirements for accessibility.

The Lessor shall remove cafeteria venting presently in place.

The Lessor shall also provide kitchen cabinets, counter, sink and dishwasher equipment for the area marked cafeteria, to Lessee specification, at Lessee's cost. Such costs shall be payable to Lessor upon Occupancy.

The Lessor shall take all necessary steps to correct the condition that has caused the odor of oil in the Leased Premises.

                                    EXHIBIT C

                                CLEANING SCHEDULE

NIGHTLY Between the hours of 5:00 p.m. and 6:00 a.m. Monday through Friday, Legal Holidays excepted

1.   Clean Lavatories as follows:

     (a)  Sweep and wash floors, using a disinfectant in wash water.

     (b) Wash and polish all mirrors, powder shelves, bright work, and enamel surfaces.

     (c)  Thoroughly scour, wash and disinfect all basins, bowls and urinals.

     (d)  Wash and disinfect all toilet seats, both sides.

     (e) Wash all partitions, tile walls, towel, paper, and sanitary napkin dispensers, and receptacles, as required.

     (f)  Empty and clean paper towel and sanitary disposal receptacles.

     (g) Fill toilet tissue holders, soap dispensers and towel dispensers, materials to be furnished by LESSOR.

2.   Empty and clear all waste receptacles, ash trays and sand urns.

3.   Wash, clean and disinfect water fountains and water coolers.

4. Remove rubbish and trash from LESSEE'S premises resulting from business office use, but this shall not include manufacturing or product packaging materials, the removal of which is LESSEE'S responsibility.

5.   Vacuum LESSEE'S carpeted areas as needed.

6. Damp mop floors in entrance foyers, elevator lobbies, and public corridors if applicable.

7. Wet sponge wipe table tops in LESSEE'S employee lounge, including cleaning of any spills, if applicable.

8.   Keep sidewalks, and parking area clean and rubbish free.

WEEKLY

1.   Damp mop all uncarpeted areas.

2.   Keep lawn and landscaping properly maintained, if applicable.

SEMI ANNUALLY

1.   Clean all ceiling and wall air supply and exhaust diffusers or grills.

ANNUALLY

1.   Wash all windows inside and out.

NOTE:

Manufacturing and Lab areas, and storage sections to be omitted.

HOLIDAYS

During the 10 legal holidays of the year no cleaning will be performed.

                                   EXHIBIT D.

                   RIGHT OF FIRST REFUSAL ON ADDITIONAL SPACE

Lessee shall have a right of first refusal on additional lease space as it becomes available during the term of this Lease Agreement or any extension of such term. This right is subject to any preexisting rights of other lessees. The Lessor will use its best efforts to accommodate Lessee's space requirements.

The procedure for effecting the Right of First Refusal shall be exercised in the following manner:

          (i) Lessee shall in any quarter year of the lease term or its extension give to Lessor written notice of its projected space requirements and its interest in space that is available or may become available for lease.

          (ii) Lessor, within ten days of Lessee's notice, shall give written response describing to Lessee the availability of or the projected availability of floor space. "Availability" shall mean and include any vacant space and any space which is or may become free of leasehold commitment. Such Lessor notice will contain the rental rate for which such space will be offered.

          (iii)If the Lessor can provide such space by relocation of an existing lessee, Lessor shall, at the earliest reasonable date consistent with discussion with the existing lessee, respond to the Lessee's notice as set forth in the first paragraph of this Section.

          (iv) Lessee shall have fourteen (14) days to exercise its right by written notice to Lessor to accept or reject Lessor's notice and proposal.

          (v) In the event Lessee, by writing, accepts such additional space the parties will forthwith, within 30 days of Lessee's written response, execute a lease agreement or lease modification to reflect the additional space, its rental rate, the adjusted term of Lease, if any, and such other changes as may be required to reflect the additional space.

          (vi) In the event Lessee does not accept the Lessor's proposal within the 14 day period, or in the event the parties are unable to conclude a lease agreement for the additional premises within the above thirty day period, the Lessee shall be deemed to have refused the space and Lessor may offer and contract for lease of the space to third parties, the Lessee's rights under this provision having lapsed as to the proposed premises.

                                    EXHIBIT E

                       EXCLUSIONS FROM OPERATING EXPENSES

The following items shall be excluded in computing LESSEE's share of operating expenses applicable to the Leased Premises:

     1. Any ground lease rental;

     2. Costs of capital repairs or capital replacements (except as specifically permitted herein), capital improvements and equipment; except those: (a) required by laws enacted on or after the date the temporary certificate of occupancy issued for the LESSEE work shall be validly issued with the cost of any such improvements and equipment depreciated over the usual life of the improvement and/or equipment, or (b) installed at the Leased Premises to reduce operating expenses, with the cost of any such improvements and equipment depreciated at an annual rate reasonably calculated to equal the amount of operating expenses to be saved in each calendar year throughout the term (as determined at the time LESSOR elected to proceed with the capital improvement or acquisition of the capital equipment to reduce operating expenses);

     3. Rentals for items (except when needed in connection with normal repairs and maintenance of the building which shall be permitted) which if purchased, rather than rented, would constitute a capital improvement specifically excluded in Subsection 2, above;

     4. Costs incurred by LESSOR for the repair for replacement of damage to the building or its contents caused by fire or other casualty;

     5. Depreciation, amortization, lender's fees and interest payments except as permitted pursuant to Subsection 2, above, and, if permitted, then determined in accordance with generally accepted accounting principles, consistently applied (as applied to commercial real estate) in accordance with the anticipated useful life of such item (as reasonably determined by LESSOR);

     6. Overhead and profit increments paid to LESSOR or to subsidiaries or affiliates of LESSOR for goods and/or services in the building to the extent the same exceeds the cost of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

     7. Advertising and promotional expenditures, and the costs of acquiring and installing signs in or on the building identifying the owner of the building;

     8. Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the building;

     9. Any costs associated with gift taxes, excise taxes, profit taxes or capital levies;

     10. Costs incurred in connection with upgrading the building to comply with handicap, hazardous material, fire and safety codes which were in effect prior to the date of the lease or which become effective after lease commencement;

     11. Tax penalties incurred as a result of LESSOR's negligence, inability or unwillingness to make payments when due, not attributable to LESSEE's failure to make payments to LESSOR for such items in accordance with the lease;

     12. Any and all costs arising from the presence of hazardous materials or substances (as defined by applicable Federal, Massachusetts and local laws) now or hereafter pertaining to the building ("Hazardous Substances") in or about the building including, without limitation, Hazardous Substances in the ground, water, or soil;

     13. Costs to repair defects in the construction of improvements described in Exhibit B. or defects in the building structure.

     14. LESSOR's general corporate overhead and general and administrative expenses except as contained and allowed in the 5% Management Fee per provision in Clause 6.B., above.

     15. Costs of any items for which LESSOR is reimbursed by insurance, or otherwise compensated by parties other than LESSEE's of the building;

     16. Any legal fees associated with the sale or refinancing of the building;

     17.  Costs for any  separate  utility  meters  LESSOR  may  install  in the
building,   unless  the  installation  is  required  by  a  utility  company  or governmental entity.

     18. Costs for construction in compliance, or penalties assessed for non-compliance with the Americans with Disabilities Act of 1990 (42. U.S.C. 1281-1283).